     UNITED STATES

     SECURITIES AND EXCHANGE COMMISSION

     Washington, D.C. 20549

FORM 8-K

     CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 27, 2003

NEOWARE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21240	23-2705700

(State or other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation)		Identification No.)

400 Feheley Drive
King of Prussia, Pennsylvania 19406

(Address of principal executive offices)

(Registrant's telephone number including area code)	(610) 277-8300

Item 5. Other Events.

     See Item 12 regarding a press release issued on October 27, 2003 announcing earnings for the Company’s fiscal first quarter ended September 30, 2003 attached as Exhibit 99.1.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release announcing earnings for the Company’s fiscal first quarter ended September 30, 2003 dated October 27, 2003

Item 12. Results of Operations and Financial Condition.

     On October 27, 2003, Neoware Systems, Inc. (the “Company”) issued a press release announcing its results for the fiscal first quarter ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, the information in the five bullet points under “Financial Highlights” and the Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statements of Cash Flows in the press release are filed for purposes of Section 18 of the Securities Exchange Act of 1934 in accordance with Item 5 and incorporated therein by reference. The balance of the press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

NEOWARE SYSTEMS, INC.

Dated: October 27, 2003	By: /s/ Keith D. Schneck,

Keith D. Schneck, Executive Vice President and Chief Financial Officer

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